UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2004

BRE Properties, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	1-14306	94-1722214
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44 Montgomery Street, 36th Floor, San Francisco, CA 94104-4809

(Address of principal executive offices including zip code)

(415) 445-6530

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Articles Supplementary setting forth the terms of the 6.75% Series D Cumulative Redeemable Preferred Stock described below was filed on December 8, 2004. The Form of Articles Supplementary is filed as an exhibit to this Current Report on Form 8-K and is incorporated by reference into this report.

Item 8.01. Other Events.

On December 1, 2004, we executed a terms agreement, which included the provisions of an underwriting agreement, in connection with the public offering of 3,000,000 shares of its 6.75% Series D Cumulative Redeemable Preferred Stock, par value $0.01 per share, under our shelf registration statement on Form S-3 (File No. 333-114076), and pursuant to the terms set forth in a prospectus supplement dated December 1, 2004 and the accompanying prospectus dated April 13, 2004. The transaction is expected to close on December 9, 2004. For additional information concerning these securities, please refer to the exhibits contained in this Current Report on Form 8-K.

The Terms Agreement (including the attached Underwriting Agreement), dated December 1, 2004 among us and Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC, as representatives of the several underwriters named therein, the Form of Articles Supplementary, the Form of 6.75% Series D Cumulative Redeemable Preferred Stock Certificate and the press release, dated December 1, 2004 announcing the transaction, are filed as exhibits to this Current Report on Form 8-K and are incorporated by reference into this report.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Except for the historical information contained herein, this Current Report on Form 8-K contains forward-looking statements including the expected closing date of the offering and is based on our current expectations and judgment. Actual results could vary materially depending on risks and uncertainties inherent to general and local real estate conditions, competitive factors specific to markets in which we operate, legislative or other regulatory decisions, future interest rate levels or capital markets conditions. We assume no liability to update this information. For more details, please refer to our SEC filings, including our most recent Annual Report on Form 10-K.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
1.1	Terms Agreement (including the attached Underwriting Agreement) dated December 1, 2004 among the Company and Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC as representatives of the several underwriters named therein.

4.1	Articles Supplementary to the Amended and Restated Articles of Incorporation of the Registrant designating the terms of the 6.75% Series D Cumulative Redeemable Preferred Stock (incorporated by reference to Exhibit 1.5 of the Registrant’s Form 8-A filed on December 8, 2004).

4.2	Form of 6.75% Series D Cumulative Redeemable Preferred Stock Certificate (incorporated by reference to Exhibit 1.6 of the Registrant’s Form 8-A filed on December 8, 2004).

99.1	Press Release of BRE Properties, Inc., dated December 1, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRE Properties, Inc.

By:	/s/ Edward F. Lange, Jr.
Edward F. Lange, Jr.
Executive Vice President,
Chief Financial Officer and Secretary

Date: December 7, 2004

EXHIBIT INDEX

Exhibit No.	Description
1.1	Terms Agreement (including the attached Underwriting Agreement) dated December 1, 2004 among the Company and Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC as representatives of the several underwriters named therein.

4.1	Articles Supplementary to the Amended and Restated Articles of Incorporation of the Registrant designating the terms of the 6.75% Series D Cumulative Redeemable Preferred Stock (incorporated by reference to Exhibit 1.5 of the Registrant’s Form 8-A filed on December 8, 2004).

4.2	Form of 6.75% Series D Cumulative Redeemable Preferred Stock Certificate (incorporated by reference to Exhibit 1.6 of the Registrant’s Form 8-A filed on December 8, 2004).

99.1	Press Release of BRE Properties, Inc., dated December 1, 2004.